Exhibit 32.1
Certification pursuant to 18 U.S.C. Section 1350,
as Adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of KBS Growth & Income REIT, Inc. (the “Registrant”) for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Charles J. Schreiber Jr., Chief Executive Officer, President and Director of the Registrant, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 10, 2023	By:	/S/ CHARLES J. SCHREIBER, JR.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer, President and Director
(principal executive officer)